Supplement to the
Strategic Advisers® Core Income Fund
April 29, 2017
Prospectus

Bill Irving no longer serves as a co-manager of FIAM’s portion of the fund’s assets invested in FIAM’s Fixed-Income Securitized strategy.

The following information replaces similar information found in the “Fund Summary” section under the “Portfolio Manager(s)” heading.

Franco Castagliuolo (co-manager) has managed FIAM’s portion of the fund’s assets invested in FIAM's Fixed-Income Securitized strategy since 2014.

Sean Corcoran (co-manager) has managed FIAM’s portion of the fund’s assets invested in FIAM's Fixed-Income Securitized strategy since 2017.

The following information supplements similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.

Stewart Wong, CLU, ChFC (senior portfolio manager) has managed PGIM’s portion of the fund’s assets since 2013.

The following information replaces the biographical information for Bill Irving found in the “Fund Management” section under the “Portfolio Manager(s)” heading for FIAM.

Sean Corcoran, CFA, is co-manager of FIAM’s portion of the fund’s assets that are invested in FIAM’s Fixed-Income Securitized strategy, which he has managed since 2017. He also manages other funds. Since joining Fidelity Investments in 2002, Mr. Corcoran has worked as a research analyst, and research associate.

The following information supplements similar information found in the "Fund Management" section under the "Portfolio Manager(s)" heading for PGIM.

Stewart Wong, CLU, ChFC, serves as senior portfolio manager for PGIM's portion of the fund's assets, which he has managed since 2013. Mr. Wong is a Principal on the Multi-Sector Portfolio Management team for PGIM Fixed Income, and a senior portfolio manager on the Core Conservative strategy. Mr. Wong is also head of Agency Mortgage Backed Securities and is responsible for performance across all mandates including Core Conservative, Core, Core Plus, Mutual Funds, Liquidity Relative Value Strategies and the Firm’s proprietary accounts. Prior to assuming his current position in 1994, he developed proprietary fixed income analytics within the Financial Strategies Group. Mr. Wong joined the Firm in 1988. He received a BA in Computer Science from New York University and an MBA in Finance from Pace University. Mr. Wong holds the Chartered Life Underwriter (CLU) and Chartered Financial Consultant (ChFC) designations.

SSC-17-02 1.924229.106	December 12, 2017